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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): MAY 23, 2000
                                                           ------------
                          SATCON TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Delaware                      001-11512                               04-2857552
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(State or Other               (Commission                          (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)

                 161 First Street, Cambridge, Massachusetts  02142
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                 (Address of Principal Executive Offices)  (ZIP Code)

       Registrant's telephone number, including area code: (617) 661-0540
                                                           --------------
                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On May 23, 2000, Beacon Power Corporation ("Beacon Power"), an affiliate of SatCon Technology Corporation (the "Registrant"), completed a $28.5 million private placement of Beacon Power's Class F Preferred Stock and warrants to purchase shares of Beacon Power's Common Stock with Perseus Capital, L.L.C. ("Perseus Capital"), DQE Enterprises, Inc. ("DQE Enterprises"), Micro-Generation Technology Fund, L.L.C. ("Micro-Generation Fund"), GE Capital Equity Investments, Inc. ("GE Capital"), Mechanical Technology Incorporated ("Mechanical Technology"), Penske Corporation ("Penske") and The Beacon Group Energy Investment Fund II, L.P. ("Beacon Group"). GE Capital, Mechanical Technology and Perseus Capital each invested $6.0 million. Beacon Group invested $4.5 million, and DQE Enterprises, Penske and Micro-Generation Fund each invested $2.0 million.

         Beacon Power plans to utilize the proceeds from the private placement to complete the commercialization of its flywheel energy storage system and to begin establishing production capability. As of the closing of the private placement, the Registrant owned 30% of the outstanding capital stock of Beacon Power on a common equivalent basis and 26% on a fully diluted basis after giving consideration to all outstanding warrants and options of Beacon Power.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

         This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Registrant's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Registrant's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

         (a) Financial statements.

             None

         (b) Pro forma financial information.

             None

         (c) Exhibits.

             The Exhibits to this report are listed in the Index to Exhibits set forth on page 4 hereof.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SATCON TECHNOLOGY CORPORATION

Date:    May 30, 2000         By:  /s/ David B. Eisenhaure
                                 -----------------------------------------------
                                          David B. Eisenhaure
                                          President, Chief Executive Officer and
                                          Chairman of the Board


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                            EXHIBIT
-------                           -------
10.1 Securities Purchase Agreement, dated as of May 23, 2000, by and among Beacon Power Corporation and each of the purchasers listed on Schedule A attached thereto.

10.2 Investors Rights Agreement, dated as of May 23, 2000, by and among Beacon Power Corporation and the stockholders listed on Schedule A and the investors listed on Schedule B attached thereto.

10.3 Fourth Amended and Restated Certificate of Incorporation of Beacon Power Corporation, as filed with the Secretary of State of the State of Delaware on May 25, 2000.

10.4 Form of Warrant to Purchase Common Stock issued on May 23, 2000 by Beacon Power Corporation to certain investors.

10.5 Letter Agreement between Beacon Power Corporation and Perseus Capital, L.L.C., DQE Enterprises, Inc. and Micro-Generation Technology Fund, L.L.C., dated May 23, 2000, with respect to the put right granted by the Registrant and its non-application to the issuance of the shares of Class F Preferred Stock of Beacon Power Corporation.

99.1   Press Release, dated June 1, 2000, issued by the Registrant.